UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Touchstone Tax-Free Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[              ], 2014

TOUCHSTONE TAX-FREE TRUST
303 Broadway, Suite 1100
Cincinnati, OH 45202

Dear Shareholder:

The Board of Trustees (the “Board”) of Touchstone Tax-Free Trust, a Massachusetts business trust (the “Trust”), has called a combined special meeting of shareholders of Touchstone Tax-Free Money Market Fund and Touchstone Ohio Tax-Free Money Market Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held on February 20, 2015 at 10:00 a.m. Eastern Time (the “Special Meeting”), at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Board has unanimously approved a Plan of Liquidation with respect to each Fund (each, a “Plan”), which provides for the complete liquidation of all of the assets of the Fund.  The Board has directed that a proposal to liquidate each Fund pursuant to its Plan be submitted to a vote of each Fund’s shareholders for their consideration at the Special Meeting (the “Proposal”). If the shareholders of a Fund approve the Plan, the Fund will cease its investment operations as soon as practicable and will not engage in any investment activities, except as necessary to effect the liquidation of the Fund, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making liquidating distributions to shareholders on a pro rata basis in accordance with its Plan.  Subject to approval by a Fund’s shareholders, the date of liquidation for each Fund is anticipated to be on or about March 20, 2015.

After careful consideration, the Board unanimously recommends that each Fund’s shareholders vote “FOR” the Proposal.

Enclosed are the following materials:

•      Questions and Answers and a Notice of Combined Special Meeting of Shareholders, which summarize the Proposal and provide a brief overview of the issues on which shareholders are being asked to vote; and

•      A joint proxy statement, which provides detailed information on the Proposal and why the Proposal is being made.

We encourage you to review the enclosed materials carefully. As a shareholder of a Fund, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•      By calling the toll-free telephone number listed on the enclosed proxy card;

•      By internet at the website address listed on the enclosed proxy card;

•      By returning the enclosed proxy card in the postage-paid envelope; or

•      In person at the Special Meeting.

We appreciate your business and the trust you have placed in us.

Sincerely,

Jill T. McGruder
President
Touchstone Tax-Free Trust

QUESTIONS AND ANSWERS

The enclosed joint proxy statement to shareholders (“Joint Proxy Statement”) describes a proposal to liquidate and terminate each of Touchstone Tax-Free Money Market Fund and Touchstone Ohio Tax-Free Money Market Fund (each, a “Fund” and collectively, the “Funds”), each a series of Touchstone Tax-Free Trust (the “Trust”).  The following “Questions and Answers” section is a brief overview of the proposed liquidations and is not intended to be as detailed as the discussion found in the proxy materials.  For this reason, the information is qualified in its entirety by reference to the Joint Proxy Statement.

Q.            Why am I receiving this Joint Proxy Statement?

A.            The Board of Trustees (the “Board”) of the Trust is asking you to consider and act upon the proposal to approve a Plan of Liquidation with respect to your Fund.

The Board has called a combined special meeting of shareholders of the Funds to be held on February 20, 2015 at 10:00 a.m. Eastern Time (the “Special Meeting”), at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Board has unanimously approved a Plan of Liquidation with respect to each Fund (each, a “Plan”), which provides for the complete liquidation of all of the assets of the Fund.  The Board has directed that a proposal to liquidate each Fund pursuant to its Plan be submitted to a vote of each Fund’s shareholders for their consideration at the Special Meeting (the “Proposal”).  The Trust’s Agreement and Declaration of Trust requires shareholder approval for the liquidation of a Fund.

Q.            Why is the Board recommending the Proposal?

A.            At meetings of the Board held in August and November 2014, the Funds’ investment advisor, Touchstone Advisors, Inc. (“Touchstone”), informed the Board that it intended to cease managing U.S. money market funds. Based on Touchstone’s presentation and recommendation, the Board concluded that the continued operation of the Funds is not in the best interests of the Funds or their shareholders considering all relevant factors, including, without limitation:

1.             The Funds have not grown to a viable size and distribution opportunities are limited.  The Touchstone Ohio Tax-Free Money Market Fund is a state-specific product, which lacks significant growth prospects given that the attractive double taxation exemption benefit is only available to certain investors, such as residents of the state of Ohio.

2.             Additional regulatory changes to Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”) are expected to increase the Funds’ expenses and negatively impact the Funds’ ability to offer a competitive return to their shareholders.

3.             Since April 2009, the Funds have been unable to pay all their expenses and offer a competitive return to their shareholders. Touchstone has been reimbursing a portion of the Funds’ expenses, but this has not resulted in any material increase in assets that would provide additional economies of scale.  Touchstone has informed the Board that it does not intend to renew the expense limitations or to continue the voluntary fee waivers and expense reimbursements with respect to the Funds, although Touchstone will continue to partially waive and/or reimburse certain Fund fees and expenses as necessary to prevent each Fund’s yield from dropping below zero.  Absent fee waivers and expense reimbursements, the Funds’ returns would likely make the Funds unattractive to new investors.

4.             There are no other suitable funds in the Touchstone Funds complex into which the Funds could be merged.  Any benefit to shareholders of the Funds of merging with a third-party fund would likely be outweighed by the expenses of such a merger. The assets of the Funds held by Touchstone and its affiliates likely would not move to a third party, and the Funds would likely be unattractive to another investment advisor because, among other things, Touchstone could not assure it that the remaining assets in the Funds would not be redeemed in a relatively short time after any such transaction.

Q.            How does the Board recommend that I vote?

A.            The Board unanimously recommends that you vote “FOR” the Proposal to liquidate your Fund.

Q.            How will the liquidations work?

A.            If the shareholders of a Fund approve the Proposal, the Fund will cease its investment operations as soon as practicable and will not engage in any investment activities, except as necessary to effect the liquidation of the Fund, including winding up its business, converting its portfolio securities to cash, discharging or making reasonable provision for the payment of all of its liabilities and making liquidating distributions to shareholders on a pro rata basis in accordance with its Plan.  Touchstone expects that the liquidating distributions for a Fund will equal $1.00 per share.  Subject to approval by a Fund’s shareholders, the date of liquidation for each Fund is anticipated to be on or about March 20, 2015.

Applicable only to BNY Mellon I.S. Trust Company IRAs and Coverdell ESAs: If you hold Fund shares through a Touchstone IRA or Coverdell ESA, and you do not provide instructions on the disposition of your shares by the Liquidation Date, your shares held on the Liquidation Date in a Fund will be liquidated and the proceeds used to purchase shares of Touchstone Ultra Short Duration Fixed Income Fund as a non-reportable transfer, in accordance with the applicable provisions of the custodial account agreements, to avoid potential tax penalties.  A brief summary of Touchstone Ultra Short Duration Fixed Income Fund appears in the Joint Proxy Statement.  For more information, shareholders are urged to review the Prospectus of Touchstone Ultra Short Duration Fixed Income Fund, which is available online at http://www.touchstoneinvestments.com/literature-center/fund-literature.htm or by requesting a copy by calling (800) 543-0407.  If you do not wish to be invested in Touchstone Ultra Short Duration Fixed Income Fund, you must contact your Fund at (800) 543-0407 before the Liquidation Date.  Otherwise, you will be invested in Touchstone Ultra Short Duration Fixed Income Fund.  There will be no sales charges associated with this transaction.  If we do not hear from you with directions before the Liquidation Date, you will have been deemed to have directed the investment into Touchstone Ultra Short Duration Fixed Income Fund and consented to the fees and expenses applicable to Touchstone Ultra Short Duration Fixed Income Fund.

Q.            Do I have any other options prior to the liquidation of a Fund?

A.            A shareholder may redeem shares of a Fund in accordance with the redemption procedures set forth in the Fund’s current prospectus until the close of business on the business day before the date of liquidation for a Fund.  The Fund will not impose any redemption charges.

Q.            What will happen to my check writing privilege on my Fund account?

A.            Effective as of the close of business on November 24, 2014, existing shareholders were no longer able to order new checkbooks.  As of the close of business on February 27, 2015, the Funds’ check writing feature will be discontinued.  Beginning on March 2, 2015, the Funds will no longer accept or process checks written against their shares.  Any checks written against Fund shares will be returned and fees may be incurred as a result.  The Funds recommend that any shareholders with check writing privileges cease writing checks against Fund shares by January 30, 2015 to allow adequate time for all outstanding drafts to clear prior to the Funds’ termination of the check writing privilege.

Q.            What will happen to my automated investment or systematic withdrawal plan?

A.            Fund shareholders participating in an automatic investment plan will not have automatic deductions made from their bank accounts after March 19, 2015.  Shareholders participating in a systematic withdrawal plan will no longer have deductions made from their Fund accounts after March 19, 2015.

Q.            What happens if the liquidation of a Fund is not approved?

A.            If the shareholders of a Fund do not approve its liquidation, then you will remain a shareholder of that Fund and it will not liquidate.  The Board would then consider other alternatives for that Fund.  In addition, shareholders will still be able to redeem their shares of a Fund if it is not liquidated.  Touchstone has informed the Board that it does not intend to renew the expense limitations or to continue the voluntary fee waivers and expense reimbursements with respect to the Funds.  Absent fee waivers and expense reimbursements, the Funds’ returns would likely decrease.

Q.            Who will pay for the proxy solicitation expenses?

A.            Touchstone will bear all costs associated with the liquidation of the Funds including, but not limited to, all printing, legal, accounting fees, and the expenses of any reports to or meetings of shareholders.

Q.            Who is eligible to vote?

A.            Shareholders of a Fund as of the close of business on December 22, 2014 are eligible to vote at the Special Meeting.

Q.            How do I cast my vote?

A.            You may provide a Fund with your vote by mail using the enclosed proxy card, over the internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Special Meeting.  You may use the enclosed postage-paid envelope to mail your proxy card.  Please follow the enclosed instructions to utilize any of these voting methods.  If you need more information on how to vote, or if you have any questions, please call Broadridge, the Funds’ proxy solicitor, toll-free at (855) 976-3324, between the hours of 9:30 a.m. to 10:00 p.m. Eastern Time.

Prompt voting is requested.

v

TOUCHSTONE TAX-FREE TRUST
303 BROADWAY, SUITE 1100
CINCINNATI, OH 45202

Touchstone Tax-Free Money Market Fund

Touchstone Ohio Tax-Free Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 20, 2015

Notice is hereby given that a combined special meeting of shareholders of the Funds will be held at the offices of Touchstone Tax-Free Trust (the “Trust”), 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on February 20, 2015 at 10:00 a.m. Eastern Time (the “Special Meeting”).  The Special Meeting is being held for the following purposes:

1.             For the shareholders of each Fund, voting separately, to approve a plan to liquidate and terminate the Fund; and

2.             To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Subject to receipt of the requisite shareholder approval, shareholders remaining in the Fund will receive a liquidating distribution on or about March 20, 2015.

Shareholders of record as of the close of business on December 22, 2014 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD.  IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

By Order of the Board of Trustees,

Jill T. McGruder
President
Touchstone Tax-Free Trust

[                        ], 2014

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.             Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.             Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.             All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp.	John Doe
c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
PLEASE SIGN, DATE AND RETURN YOUR VOTING
INSTRUCTIONS TODAY!

Your Proxy Vote is important!

TOUCHSTONE TAX-FREE TRUST
303 Broadway, Suite 1100
Cincinnati, OH 45202

Touchstone Tax-Free Money Market Fund

Touchstone Ohio Tax-Free Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 20, 2015

This joint proxy statement (the “Joint Proxy Statement”) is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Touchstone Tax-Free Trust, an open-end management investment company registered under the Investment Company of 1940, as amended (the “1940 Act”), organized as a Massachusetts business trust (the “Trust”), on behalf of the Funds, each a series of the Trust, for use at a combined special meeting of shareholders of the Funds (the “Special Meeting”). The Special Meeting will be held on February 20, 2015 at 10:00 a.m. Eastern Time at the offices of the Trust, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

The Special Meeting is being called in order to ask shareholders of each Fund to consider and vote on the following proposals:

1.             For shareholders of each Fund, voting separately, to approve a plan to liquidate and terminate the Fund (the “Proposal”); and

2.             To consider and transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Notice of Combined Special Meeting of Shareholders, this Joint Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about January 5, 2015 or as soon as practicable thereafter.

Shareholders of record of the Funds as of the close of business on December 22, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  Any shareholder who owned shares of a Fund on the Record Date is entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote.

EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF A FUND, FREE OF CHARGE, BY DOWNLOADING IT FROM THE TOUCHSTONE FUNDS’ WEBSITE WWW.TOUCHSTONEINVESTMENTS.COM, BY CALLING (800) 543-0407 OR BY WRITING TO THE TRUST AT P.O. BOX 9878, PROVIDENCE, RI 02940.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 20, 2015. The Notice of Combined Special Meeting of Shareholders and this Joint Proxy Statement are available on the internet at www.TouchstoneInvestments.com.

APPROVAL OF FUND LIQUIDATION

Background

The only item of business that the Board expects will come before the Special Meeting is the proposal for shareholders of each Fund, voting separately, to approve the liquidation of the Fund pursuant to a Plan of Liquidation (the “Proposal”), approved by the Board and a form of which is attached hereto as Appendix A (the “Plan”).  After considering the viability of the Funds, the Funds’ investment advisor, Touchstone Advisors, Inc. (“Touchstone”), recommended adoption of the Plan to the Board with respect to each Fund.  Touchstone made the recommendation for each Fund because it does not believe that it can continue to conduct the business and operations of the Funds in an economically efficient manner and that the yields and expense ratios of the Funds would no longer remain competitive.

Touchstone Tax-Free Money Market Fund seeks the highest level of interest income exempt from federal income tax, consistent with the protection of capital.  Touchstone Ohio Tax-Free Money Market Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal.  Touchstone serves as the investment advisor to the Funds, and Fort Washington Investment Advisors, Inc., an affiliate of Touchstone, serves as the subadvisor to the Funds.  Each Fund is a series of the Trust, which is an open-end management investment company organized as a Massachusetts business trust on April 13, 1981.  As of September 30, 2014, the net assets of Touchstone Tax-Free Money Market Fund and Touchstone Ohio Tax-Free Money Market Fund were $33.8 million and $152.6 million, respectively.

Reasons for the Proposed Liquidations

At meetings of the Board held in August and November 2014, Touchstone informed the Board that it intended to cease managing U.S. money market funds.  Based upon Touchstone’s presentation and recommendation, the Board has concluded that the continued operation of the Funds is not in the best interests of the Funds or their shareholders considering all relevant factors, including, without limitation:

1.             The Funds have not grown to a viable size and distribution opportunities are limited.  The Touchstone Ohio Tax-Free Money Market Fund is a state-specific product, which lacks significant growth prospects given that the attractive double taxation exemption benefit is only available to certain investors, such as residents of the state of Ohio.

2.             Additional regulatory changes to Rule 2a-7 under the 1940 Act are expected to increase the Funds’ expenses and negatively impact the Funds’ ability to offer a competitive return to their shareholders.

3.             Since April 2009, the Funds have been unable to pay all their expenses and offer a competitive return to their shareholders. Touchstone has been reimbursing a portion of the Funds’ expenses, but this has not resulted in any material increase in assets that would provide additional economies of scale.  Touchstone does not intend to renew the current expense limitations or continue the voluntary fee waivers and expense reimbursements with respect to the Funds, although Touchstone will continue to partially waive and/or reimburse certain Fund fees and expenses as necessary to prevent each Fund’s yield from dropping below zero.  Absent fee waivers and expense reimbursements, the Funds’ returns would likely make the Funds unattractive to new investors.

4.             There are no other suitable funds in the Touchstone Funds complex into which the Funds could be merged.  Any benefit to shareholders of the Funds of merging with a third-party fund would likely be outweighed by the expenses of such a merger. The assets of the Funds held by Touchstone and its affiliates likely would not move to a third party, and the Funds would likely be unattractive to another investment advisor because, among other things, Touchstone could not assure it that the remaining assets in the Funds would not be redeemed in a relatively short time after any such transaction.

Touchstone requested that the Board consider the liquidation of each Fund pursuant to a Plan, a form of which is attached to this Joint Proxy Statement as Appendix A.

The Board acknowledged that Touchstone has contractually waived advisory and administration fees and/or reimbursed expenses for the Funds.  Each Fund’s contractual expense limitation is effective through October 29, 2015, and is not expected to be renewed, although Touchstone will continue to partially waive and/or reimburse certain Fund fees and expenses as necessary to prevent each Fund’s yield from dropping below zero.  Each Fund’s contractual expense limitation can also be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders.  During the last fiscal year, Touchstone also voluntarily waived additional fees or reimbursed certain expenses with respect to each Fund.

Touchstone Tax-Free Money Market Fund’s total return for the one-year period ended September 30, 2014 for both Class A Shares and Class S Shares was 0.01% with waivers and expense reimbursements. The Fund’s 7-day yield as of September 30, 2014 for its Class A Shares was 0.01% (0.00% without waivers), and for its Class S Shares, the 7-day yield was 0.01% (0.00% without waivers).

Touchstone Ohio Tax-Free Money Market Fund’s total return for the one-year period ended September 30, 2014 for both Class A and Institutional Class Shares was 0.01% with waivers and expense reimbursements.  The Fund’s 7-day yield as of September 30, 2014 for its Class A Shares was 0.01% (0.00% without waivers), and for its Institutional Class Shares, the 7-day yield was 0.01% (0.00% without waivers).

The Board recognized that, absent current fee waivers and expense reimbursements, the Funds’ returns would likely make the Funds unattractive to new investors, and that Touchstone does not intend to renew the expense limitations or to continue the voluntary fee waivers and expense reimbursements at their current levels with respect to the Funds.

The Board also noted that Touchstone will bear all costs associated with the liquidation of the Funds.

Based upon Touchstone’s presentation and recommendation and other relevant factors, the Board concluded that the liquidation of each Fund is in the best interest of the Fund and its shareholders.

The Board, including all of the Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act, then adopted resolutions approving the form of Plan and directing that the form of Plan be submitted to the shareholders for consideration.

The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) provides that a Fund cannot be liquidated unless both the Board and the Fund’s shareholders vote in favor of liquidation. For the reasons discussed above, the Board has approved the liquidation, and recommends that each Fund’s shareholders vote in favor of the Proposal to liquidate the Fund pursuant to its Plan.  Shareholder approval for the liquidation of one Fund is not contingent on shareholder approval for liquidation of the other Fund.  The Special Meeting is being held to seek shareholder approval of the Proposal with respect to each Fund.

Ms. Jill T. McGruder, an “interested” member of the Board, may be deemed to be an affiliate of Touchstone because she is a Director of Touchstone and an officer of affiliates of Touchstone.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits as a result of Touchstone’s anticipated savings from liquidating the Funds.

Plan of Liquidation of Each Fund

The following discussion summarizes the important terms of each Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, each Plan, a form of which is attached hereto as Appendix A. Shareholders are urged to read the form of Plan in its entirety. The Plan provides for the complete liquidation of all assets of a Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund, and the distribution of the remaining net assets to shareholders.

If approved by shareholders of a Fund, the Fund’s Plan will become effective on February 23, 2015 (the “Effective Date”). After the Effective Date of the Plan, each Fund will cease its normal operations as an investment company as soon as practicable and will no longer engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets to shareholders in accordance with the provisions of the Plan, after paying and discharging all the Fund’s debts and liabilities, including establishing appropriate reserves for such accounts. The dissolution and liquidation and winding up of the affairs of each Fund will be accomplished in accordance with the provision of Massachusetts law and the Trust’s Declaration of Trust.

Liquidation of Assets

Each Fund will be liquidated and terminated on or about March 20, 2015, or such other date as determined by the officers of the Trust, in accordance with the laws of the Commonwealth of Massachusetts, the Trust’s Declaration of Trust, and each Fund’s Plan.  The day of such liquidation and termination is hereafter called the “Liquidation Date.”  As soon as is reasonable and practicable after the Effective Date, all holdings of the Fund will be converted to cash or cash equivalents, securities, or any combination thereof, in order to provide for the orderly distribution of proceeds to shareholders on the final Liquidation Date or in connection with any shareholder redemption made after the Effective Date but prior to the final Liquidation Date.

Liquidating Distribution

As soon as practicable after the Liquidation Date, a Fund will mail to each shareholder of record on the Effective Date who has not redeemed all of their shares prior to the Liquidation Date, without any further action on the shareholder’s part, a final liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (the “Liquidation Distribution”). Upon the mailing of the Liquidating Distribution, all outstanding shares of the Fund will be deemed cancelled. A Fund will not impose any contingent deferred sales charges for redemptions of shares as a result of the proposed liquidations.

Liquidation Value

As of the date of this Joint Proxy Statement, the Advisor does not believe that there is a significant difference between the market value of a Fund’s portfolio positions and their amortized cost, which the Fund uses in calculating its net asset value. The Advisor expects that the Liquidation Distribution for a Fund will equal $1.00 per share.

Restriction of Transfer and Redemption of Shares

The proportionate interests of shareholders in the assets of a Fund will be fixed on the basis of its respective holdings at the close of business on the Liquidation Date. On the Liquidation Date, the books of the Fund will be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect, the shareholders’ interests in the Fund’s assets will not be transferable.  The right of a shareholder to redeem his or her shares at any time before a Fund makes the Liquidation Distribution will not be impaired by the adoption of the Plan. Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares of a Fund in accordance with the redemption procedures set forth in the Fund’s current prospectus without waiting for the Fund to take any action.  The Fund will not impose any redemption charges.  Additionally, if determined to be appropriate by the Board before the Liquidation Date, a Fund may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

Management and Expenses of the Funds

Touchstone will bear all expenses in carrying out the Plan including, but not limited to, all printing, legal, accounting fees, and the expenses of any reports to or meetings of shareholders.  Prior to the Liquidation Date, the Advisor will contribute capital to a Fund to the extent necessary to resolve the difference between the Fund’s capital shares outstanding and net assets.  As of October 31, 2014, it is not expected that any capital contributions will be required.

Federal Income Tax Consequences

The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of distributions from each Fund pursuant to the provisions of its Plan. This summary also discusses the effect of federal income tax provisions on each Fund resulting from its liquidation and dissolution. This summary is based on the tax laws and regulations in effect on the date of this Joint Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.

This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address foreign, state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidating Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders should consult their personal tax advisors concerning their particular tax situations and the impact thereon of receiving the Liquidating Distribution as discussed herein. The receipt of the Liquidating Distribution may result in tax consequences that are unanticipated by shareholders.

For federal income tax purposes, it is anticipated that the Liquidating Distribution received pursuant to the Plan by a U.S. Shareholder (i.e., a Fund shareholder who is subject to United States federal income taxation on a net income basis) will generally consist of a distribution treated as payment for the U.S. Shareholder’s shares.  Since each Fund is a money market fund, it is not anticipated that any portion of the Liquidating Distribution will consist of net capital gain. The composition of the actual Liquidating Distribution may vary due to changes in market conditions and the composition of each Fund’s portfolio at the time its assets are sold. Prior to the last day of each Fund’s final taxable year, each Fund’s Board must authorize any capital gain dividend and income dividend to be distributed as part of the Liquidating Distribution.

Since the Funds will seek to retain their qualifications as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), during the liquidation period, they do not expect to be subject to federal income tax on any of their gains realized from the sale of their assets or income earned. In the unlikely event that one of the Funds should lose its status as a RIC during the liquidation process, the Fund would be subject to federal income tax, and possibly state and local income tax, which would reduce the amount of the Liquidating Distribution of that Fund.

Any portion of a Liquidating Distribution paid under the Plan out of investment company taxable income or net capital gain will be taxed under the Code in the same manner as any other distribution of the Fund. Accordingly, such amounts would be treated as ordinary income or long-term capital gains, if so designated.

If a Fund has capital loss carryovers from the preceding year or generates a net capital loss during its final year that would have otherwise resulted in a capital loss carryforward in future years, such carryforwards will terminate with the Fund’s liquidation and will no longer be available to offset future capital gains.

The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidating Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. Shareholder’s shares in the Fund. A U.S. Shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. Shareholder’s tax basis in its Fund shares. Because each Fund is a money market fund, it is not anticipated that a shareholder will recognize any gain or loss on such exchange. Any such gain or loss will be a capital gain or capital loss if the U.S. Shareholder holds its shares as capital assets. Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if the Fund’s shares were held for more than one year by the U.S. Shareholder at the time of the Liquidating Distribution. Under current law, long-term capital gains are taxed to individual U.S. Shareholders at a maximum federal income tax rate of 20%. If the U.S. Shareholder held its Fund shares for not more than one year at the time of the Liquidating Distribution, any gain or loss will be a short-term capital gain or loss. Short-term capital gains are taxed to individual U.S. Shareholders at the graduated income tax rates applicable to ordinary income. An additional 3.8% Medicare tax may also apply to certain individuals whose income exceeds certain threshold amounts. All income recognized by a corporate U.S. Shareholder pursuant to the liquidation of a Fund, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

If shareholder redemptions prior to liquidation reduce a Fund’s net assets below the Fund’s remaining undistributed investment company taxable income and realized net capital gain, the Fund may redesignate the tax character of all or a portion of any amounts redeemed. Such redesignation, if it occurred, could result in a shareholder’s redemption proceeds being characterized in whole or in part for tax purposes as an ordinary income or long-term capital gain distribution with an offsetting adjustment to the amount of proceeds treated as received upon the redemption.

Procedure for Dissolution Under Massachusetts Law

After the Liquidation Date, pursuant to the Declaration of Trust, an Amendment to the Declaration of Trust will in due course be executed, acknowledged and filed with the Secretary of the Commonwealth of Massachusetts, and will become effective in accordance with Massachusetts law. Upon the effective date of such Amendment with respect to a Fund, the Fund will be legally dissolved.

Amendments to the Plan

A Plan may be amended, waived or supplemented by the Board acting on behalf of a Fund.  In addition, the Board may terminate a Plan before the Liquidation Date if it determines that it would be in the best interests of a Fund.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH FUND’S SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO LIQUIDATE THE FUND PURSUANT TO ITS PLAN.

INFORMATION APPLICABLE ONLY TO HOLDERS OF AN IRA OR COVERDELL ESA HELD THROUGH BNY MELLON I.S. TRUST COMPANY

If you hold Fund shares through a Touchstone IRA or Coverdell ESA, and you do not provide instructions on the disposition of your shares by the Liquidation Date, your shares held on the Liquidation Date in a Fund will be liquidated and the proceeds used to purchase shares of Touchstone Ultra Short Duration Fixed Income Fund as a non-reportable transfer, in accordance with the applicable provisions of the custodial account agreements, to avoid potential tax penalties.  If you do not wish to be invested in the Touchstone Ultra Short Duration Fixed Income Fund, you must contact your Fund at (800) 543-0407 before the Liquidation Date.  Otherwise, you will be invested in the Touchstone Ultra Short Duration Fixed Income Fund.  There will be no sales charges associated with this transaction.  If we do not hear from you with directions before the Liquidation Date, you will have been deemed to have directed the investment into the Touchstone Ultra Short Duration Fixed Income Fund and consented to the fees and expenses applicable to investments in the Touchstone Ultra Short Duration Fixed Income Fund.

Information about the Touchstone Ultra Short Duration Fixed Income Fund

The Touchstone Ultra Short Duration Fixed Income Fund (“Ultra Short Duration Fund”) has a different investment objective and different principal investment strategies and principal risks than each of the Funds.  Also, unlike each of the Funds, the Ultra Short Duration Fund is not a money market fund and does not seek to maintain a stable $1.00 net asset value (“NAV”) per share.  Like other bond funds, the Ultra Short Duration Fund has a floating NAV.  Please review the Ultra Short Duration Fund prospectus carefully before investing in the Ultra Short Duration Fund.  For your convenience, below are some highlights from the prospectus.  You can find Ultra Short Duration Fund’s prospectus and other information online at http://www.touchstoneinvestments.com/literature-center/fund-literature.htm or by requesting a copy by calling (800) 543-0407.  The highlights below are qualified in their entirety by reference to the Ultra Short Duration Fund prospectus.  In addition, you will receive a copy of the summary prospectus if you do not act and are exchanged into the Ultra Short Duration Fund as set forth above.

The Ultra Short Duration Fund seeks maximum total return consistent with the preservation of capital.  The Ultra Short Duration Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities, including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper.   The Ultra Short Duration Fund invests only in investment-grade debt securities and does not invest in non-investment-grade (i.e., “high yield”) debt securities.  Investment-grade debt securities are those having a rating of

BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the subadvisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”).  The Ultra Short Duration Fund’s policy of investing 80% of its assets in fixed income securities may be changed by the Fund upon 60 days’ prior notice to shareholders.

In selecting investments for the Ultra Short Duration Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments.  In addition, Fort Washington considers the “effective duration” of Ultra Short Duration Fund’s entire portfolio.  Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates.  While the Ultra Short Duration Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Ultra Short Duration Fund of one year or less under normal market conditions.

The Ultra Short Duration Fund’s primary risks, which are similar to each of the Funds, include asset-backed securities risk, fixed income risk, credit risk, interest rate risk, investment-grade debt securities risk, management risk, mortgage-backed securities risk, municipal securities risk, prepayment risk, portfolio turnover risk, repurchase agreement risk and U.S. government agencies securities risk.

The Ultra Short Duration Fund has different expenses than each of the Funds.  As of the prospectus dated January 30, 2014, the Ultra Short Duration Fund’s management fee is 0.25% compared to management fees of 0.48% and 0.50% for Touchstone Ohio Tax-Free Money Market Fund and Touchstone Tax-Free Money Market Fund, respectively, as of the prospectus dated October 30, 2014.  The Ultra Short Duration Fund’s total annual fund operating expenses (after contractual fee waivers or expenses) as set forth in the table below, as of the prospectus dated January 30, 2014, are less than the total annual fund operating expenses (after contractual fee waivers or expenses) of the corresponding class of the Funds, as of the prospectus dated October 30, 2014.  However, during the last fiscal year, Touchstone also voluntarily waived additional fees or reimbursed certain Fund expenses.  When the voluntary fee waivers are included, both Funds’ total annual fund operating expenses (after contractual fee waivers or expenses) are lower than those of the Ultra Short Duration Fund.  As a result, shareholders that are exchanged into the Ultra Short Duration Fund as set forth above will have higher total annual fund operating expenses (after contractual fee waivers or expenses) than the Funds, when taking into account Touchstone’s current level of voluntary fee waivers.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Ultra Short Duration Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Ultra Short Duration Fund prospectus on page 77 and in the Ultra Short Duration Fund Statement of Additional Information on page 56.

	Class A	Class C	Class Y	Class Z	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%(a)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%(1)	None	0.19%	None
Other Expenses	0.33%	0.39%	0.26%	0.29%	0.27%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.84%	1.40%	0.52%	0.74%	0.53%
Fee Waivers or Expense Reimbursement(3)	(0.14)%	(0.20)%	(0.07)%	(0.04)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers or Expense Reimbursement(4)	0.70%	1.20%	0.45%	0.70%(4)	0.40%

(a) No sales charges will be applied to (i) exchanges from a Fund into Ultra Short Duration Fund prior to the Liquidation; or (ii) to liquidation proceeds used to purchase Class A Shares of Ultra Short Duration Fund.

(1)Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services. The Ultra Short Duration Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for one year from January 30, 2014.

(2)The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that are included in the Ultra Short Duration Fund’s Annual Report dated September 30, 2013, which reflects the operating expenses of the Ultra Short Duration Fund and does not include Acquired Fund Fees and Expenses.

(3)Touchstone and the Touchstone Funds Group Trust have entered into an expense limitation agreement whereby Touchstone has contractually agreed to waive a portion of its fees or reimburse certain Ultra Short Duration Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44%, 0.69%, and 0.39% of average monthly net assets for Classes A, C, Y, Z, and Institutional Class shares, respectively.  This expense limitation is effective through January 29, 2015, but can be terminated by a vote of the Board of Trustees of the Touchstone Funds Group Trust if it deems the termination to be beneficial to the Ultra Short Duration Fund’s shareholders. The terms of Touchstone’s contractual expense limitation agreement provide that Touchstone is entitled to recoup, subject to approval by the Board of Trustees of the Touchstone Funds Group Trust, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone reduced its compensation or assumed expenses for the Ultra Short Duration Fund. No recoupment will occur unless the Ultra Short Duration Fund’s expenses are below the expense limitation amount.

(4) Expenses shown above reflect the current expense limitation agreement rates, and may differ from the expenses shown in the Ultra Short Duration Fund’s annual report for the fiscal year ended September 30, 2013 due to the Advisor’s Fund level waiver.

VOTING INFORMATION AND REQUIREMENTS

Required Vote

Approval of the Proposal to liquidate a Fund pursuant to its Plan will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (1) 67% of the shares of the Fund that are present or represented by proxy at the Special Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Special Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained with respect to a Fund, the Board will consider what other actions to take in the best interests of the Fund.

Quorum and Adjournments

A majority of the shares entitled to vote of a Fund must be present in person or by proxy to constitute a quorum for the transaction of business for that Fund.  If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.  Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders’ meeting, any lesser number is sufficient for adjournments.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power.  With respect to each proposal, abstention and broker non-votes effectively result in a vote “against” that proposal.

Solicitation of Proxies

Broadridge has been engaged to assist in the distribution, tabulation, and solicitation of proxies. The anticipated cost of such services is approximately $100,000.   All costs associated with the preparation, filing and distribution of this Joint Proxy Statement, the solicitation and the Special Meeting will be borne by Touchstone.

It is expected that the solicitation of proxies will be made primarily by mail.  Supplemental solicitations may be made by mail, telephone, facsimile, internet or personal contact by Touchstone and its affiliates and other representatives of a Fund.  Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of a Fund.

If you need more information on how to vote, or if you have any questions, please call Broadridge, the Funds’ proxy solicitor, toll-free at (855) 976-3324, between the hours of 9:30 a.m. to 10:00 p.m. Eastern Time.

Revocation of Proxies

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Special Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet to the Trust prior to the Special Meeting.  All properly executed proxies received before the Special Meeting will be voted as specified in the proxy.

Other Matters

The Board knows of no other business to be brought before the Special Meeting.  If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

Future Shareholder Meetings

It is expected that the Plan will be implemented as soon as practicable after the Effective Date, and that no future meetings of shareholders will be held. The Trust is not generally required to hold annual or special meetings of shareholders.  In the event that a Fund is not liquidated and holds a meeting of shareholders in the future, shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Joint Proxy Statement so that the proposals will be received by the Trust in a reasonable period of time prior to that meeting.

ADDITIONAL INFORMATION

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for the Touchstone Tax-Free Money Market Fund was [        ] ([        ] Class A Shares and [        ] Class S Shares) and the number of outstanding shares of beneficial interest for the Touchstone Ohio Tax-Free Money Market Fund was [        ] ([        ] Class A Shares and [        ] Institutional Class Shares).

Share Ownership Information

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence the outcome of a Fund’s Proposal.  As of the Record Date, the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of each of the Funds were as follows:

Touchstone Tax-Free Money Market Fund

Shareholder Name and Address	Class of Shares	Shares Held	Percentage of Class
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of Touchstone Tax-Free Money Market Fund.

Touchstone Ohio Tax-Free Money Market Fund

Shareholder Name and Address	Class of Shares	Shares Held	Percentage of Class
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%
[ ]		[ ]	[ ]	%

As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of Touchstone Ohio Tax-Free Money Market Fund.

Shares owned by Western & Southern Financial Group, Inc. will be voted directly in favor of the Proposal.  Other Touchstone funds that hold shares of the Funds will “echo vote” their shares.  Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of that fund’s shares.

Investment Advisor and Other Service Providers

Touchstone’s principal executive office is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Touchstone also serves as the administrator for the Trust.  Touchstone Securities, Inc. (the “Distributor”) serves as the principal underwriter of the shares of the Trust.  The address of the Distributor is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Distributor are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company (“WSLAC”). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly-owned subsidiary of The Western & Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 (“WSLIC”). WSLIC is wholly-owned by an Ohio-domiciled intermediate holding company, Western & Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western & Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the sub-administrator, fund accountant, and transfer agent for the Trust. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Trust’s custodian. Vedder Price P.C., 222 North La Salle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN THE CARD PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

Jill T. McGruder
President
Touchstone Tax-Free Trust

APPENDIX A

TOUCHSTONE TAX-FREE TRUST

Touchstone [Ohio] Tax-Free Money Market Fund
Form of Plan of Liquidation

The following Plan of Liquidation (“Plan”) of the Touchstone [Ohio] Tax-Free Money Market Fund (the “Fund”), a series of Touchstone Tax-Free Trust (the “Trust”), organized and existing as a Massachusetts business trust and which has operated as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Fund.

WHEREAS, at a Meeting of the Board of Trustees of the Trust on November 20, 2014, the Board of Trustees considered the Plan providing for liquidation of the Fund; and

WHEREAS, the Board of Trustees approved the Plan dated on or about November 20, 2014 by vote of a majority of the Board;

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.             Effective Date of Plan.  Full Cessation of Business activities is contemplated to occur on or about February 23, 2015 (the “Effective Date”), or such date as may be determined by an Officer of the Trust.

2.             Liquidation and Termination. The Fund shall be liquidated and terminated on or about March 20, 2015, or such other date as determined by the officers of the Trust, in accordance with laws of the Commonwealth of Massachusetts, the Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and this Plan. The day of such liquidation and termination is hereafter called the “Liquidation Date.”

3.             Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its normal operations as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets to shareholders in accordance with the provisions of the Plan, after paying and discharging all the Fund’s debts and liabilities, including establishing appropriate reserves for such accounts. The dissolutions and liquidation and winding up of the affairs of the Fund shall be accomplished in accordance with the provision of Massachusetts law and the Trust’s Declaration of Trust.

4.             Approval of Shareholders.  The Trust will call a special meeting of shareholders of the Fund to consider and act upon the Plan (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.  Prior to the Liquidation Date, this Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with Massachusetts law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Notwithstanding anything herein to the contrary, the Trustees may not waive the requirement to obtain shareholder approval as set forth in this Section 4.

5.             Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of its respective holdings at the close of business on the Liquidation Date of the Plan. On the Liquidation Date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect, the shareholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates or otherwise.

6.             Liquidation of Assets. As soon as is reasonable and practicable after the Effective Date, all securities of the Fund shall be converted to cash, cash equivalents, securities, or any combination thereof, in order to provide for the orderly distribution of proceeds to shareholders on the final Liquidation Date or in connection with any shareholder redemption order made after the Effective Date but prior to the final Liquidation Date.

7.             Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay, or establish a reserve fund (the “Reserve Fund”) for, or otherwise provide for the payment or discharge of, any known or reasonably ascertainable liabilities and obligations of the Fund, including, without limitation, contingent liabilities, incurred or expected to be incurred.

8.             Liquidating Distribution. As soon as practicable after the Liquidation Date, the Fund shall mail to each shareholder of record on the Effective Date who has not redeemed all of their shares prior to the Liquidation Date a final liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund. Upon the mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed canceled. Shareholders in possession of certificated shares of the Fund will not be required to surrender their certificates to complete the liquidated distribution.

9.             Management and Expenses of the Fund. The Fund’s investment adviser, Touchstone Advisors, Inc. (the “Advisor”), shall bear all expenses in carrying out the Plan including, but not limited to, all printing, legal, accounting fees, and the expenses of any reports to or meetings of shareholders.  Prior to the Liquidation Date, the Advisor shall contribute capital to the Fund to the extent necessary to resolve the difference between the Fund’s capital shares outstanding and net assets.

10.          Power of Board of Trustees. The Trustees and Officers of the Trust shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan. The death, resignation or disability of any Trustee or any Officer of the Trust shall not impair the authority of the surviving or remaining Trustees or Officers to exercise any of the powers provided for in the Plan.

11.          Amendment to the Plan.  The Plan may be amended, waived or supplemented by the Trustees acting on behalf of the Fund.  In addition, the Board may terminate the Plan before the Liquidation Date if it determines that it would be in the best interests of the Fund.

TOUCHSTONE TAX-FREE TRUST

Touchstone [Ohio] Tax-Free Money Market Fund

By:
Name:
Title:

Accepted:

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Joint Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Joint Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Joint Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80012-S26270	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:				For	Against	Abstain

1. For the shareholders of each Fund, voting separately, to approve a plan to liquidate and terminate the Fund.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Combined Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

M80013-S26270

TOUCHSTONE TAX-FREE TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Touchstone Tax-Free Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on December 22, 2014 at a Combined Special Meeting of Shareholders to be held at the office of the Touchstone Tax-Free Trust, 303 Broadway, Suite 1100, Cincinnati, OH 45202 on February 20, 2015, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially, but without limiting the general authorization and power hereby given, to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

PLEASE SIGN AND DATE ON THE REVERSE SIDE